UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

Resolute Energy Corporation

(Name of Registrant as Specified In Its Charter)

MONARCH ENERGY HOLDINGS LLC

MOF MANAGEMENT LLC

MONARCH DEBT RECOVERY MASTER FUND LTD

MONARCH ALTERNATIVE CAPITAL LP

MDRA GP LP

MONARCH GP LLC

PATRICK BARTELS

JOSEPH CITARRELLA

SAMUEL LANGFORD

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

DATED MARCH 12, 2018

MONARCH ENERGY HOLDINGS LLC

MOF MANAGEMENT LLC

MONARCH DEBT RECOVERY MASTER FUND LTD

MONARCH ALTERNATIVE CAPITAL LP

MDRA GP LP

MONARCH GP LLC

PATRICK BARTELS

JOSEPH CITARRELLA

SAMUEL LANGFORD

PROXY STATEMENT

2018 ANNUAL MEETING OF STOCKHOLDERS

OF

RESOLUTE ENERGY CORPORATION

This proxy statement and accompanying GOLD proxy card are being furnished to stockholders of Resolute Energy Corporation, a Delaware corporation (“Resolute” or the “Company”), by Monarch Energy Holdings LLC (“MEH”), MOF Management LLC (“MOF”), Monarch Debt Recovery Master Fund Ltd (“MDRF”), Monarch Alternative Capital LP (“MAC”), MDRA GP LP (“MDRA GP”), Monarch GP LLC (“Monarch GP” and, together with MEH, MOF, MDRF, MAC, MDRA GP and Monarch GP, “Monarch”), Patrick Bartels, Joseph Citarrella and Samuel Langford in connection with the solicitation of proxies from the holders (the “Stockholders”) of common stock, $0.0001 par value, of the Company (the “Common Stock”), in connection with the 2018 Annual Meeting of Stockholders of the Company (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of Stockholders held in lieu thereof, the “2018 Annual Meeting”). The Company has not yet announced the date of the 2018 Annual Meeting, although the Annual Meeting of Stockholders of the Company has previously been held in May. Monarch is soliciting proxies for use at the 2018 Annual Meeting whenever it may be held. Similarly, the Company has not yet announced the time and location for the 2018 Annual Meeting or set the record date for determining Stockholders entitled to notice of and to vote at the 2018 Annual Meeting (the “Record Date”).

If Monarch elects to send this proxy statement to Stockholders before the Company makes its proxy statement for the 2018 Annual Meeting available to Stockholders, Monarch may, to the extent necessary, amend this proxy statement and disseminate a supplement thereto once the Company’s proxy statement is so made available.

THIS SOLICITATION IS BEING MADE BY MONARCH AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY (THE “BOARD”).

This proxy statement and the accompanying GOLD proxy card are first being sent or given on or about [            ], 2018 to all holders of shares of Common Stock as of the Record Date.

We are soliciting your vote because we believe that Patrick Bartels, Joseph Citarrella and Samuel Langford (collectively, our “Nominees”) would be valuable additions to the Board as they bring relevant experience to assist the Company in its efforts to maximize value for all Stockholders. As further described in the January Letter (discussed below), most importantly, the election of these three candidates would send a strong signal that Stockholders are supportive of transformative, value-creating change at Resolute rather than maintaining the status quo. We believe the status quo will result in the continuation of the Company’s share price underperformance and valuation discount relative to its peers.

MEH, MOF, MDRF, MAC, MDRA GP, Monarch GP and the Nominees are “participants” under U.S. Securities and Exchange Commission (the “SEC”) rules in this solicitation.

OUR NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTERESTS OF ALL STOCKHOLDERS IF ELECTED. WE BELIEVE THAT YOUR VOICE IN THE FUTURE OF RESOLUTE CAN BEST BE EXPRESSED THROUGH THE ELECTION OF OUR NOMINEES. ACCORDINGLY, WE URGE YOU TO VOTE YOUR GOLD PROXY CARD “FOR” PATRICK BARTELS, JOSEPH CITARRELLA AND SAMUEL LANGFORD AS DIRECTORS.

Except as set forth in this proxy statement, including (i) the possible proposal to ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the 2018 fiscal year, and (ii) the possible proposal to approve, by a non-binding advisory vote, the compensation paid to the Company’s named executive officers, as may be described in the Company’s proxy statement for the 2018 Annual Meeting, we do not know of any other matters to be presented for approval by the Stockholders at the 2018 Annual Meeting. If, however, Monarch learns of any other proposals made at a reasonable time before the 2018 Annual Meeting, Monarch will either supplement this proxy statement and provide Stockholders with an opportunity to vote by proxy directly on such matters, or will not exercise discretionary authority with respect thereto. If other matters are properly presented thereafter, the persons named as proxies in the enclosed GOLD proxy card will vote the shares of Common Stock represented thereby in accordance with their discretion pursuant to the authority granted in the proxy.

We believe that substantial change is necessary for the Company to achieve its full potential and that this change must begin with increased Stockholder representation at the Board level. To that end, Monarch has nominated a slate of three highly qualified nominees with relevant operating, strategic, financial and industry expertise who we believe would bring critical skills to the Board’s decision-making process. They are committed to helping identify opportunities to deliver maximum value to the Stockholders. We would expect these opportunities to include, but not be limited to, the pursuit of potential strategic alternatives. While no assurances can be given that the election of our Nominees to the Board will enhance value, particularly in light of their minority representation on the Board, we believe that the election of our Nominees will send a strong message from Stockholders that they are supportive of Stockholder value-maximizing change at Resolute rather than the status quo and significantly increase the probability of achieving such value-maximizing change. We therefore urge you to support us in this effort by voting “FOR” our Nominees.

We recommend that you vote your shares on the GOLD proxy card as follows:

1.	“FOR” the election of Patrick Bartels, Joseph Citarrella and Samuel Langford to serve as Class III directors on the Board until the 2021 Annual Meeting of Stockholders (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of Stockholders held in lieu thereof the “2021 Annual Meeting”) or until their respective successors are duly elected and qualified (the “Nomination Proposal”); and

2.	“FOR” the repeal of each provision of or amendment to the Bylaws of the Company, as amended and restated as of September 25, 2009 (the “Bylaws”), adopted without the approval of Stockholders after February 8, 2018 (the date Monarch submitted its Nomination Notice to the Company), and up to and including the date of the 2018 Annual Meeting (the “Stockholder Proposal”).

The accompanying GOLD proxy card provisionally includes proposals (i) to ratify the appointment of KPMG (or such other independent registered public accounting firm as may be appointed by the Company’s audit committee and set forth in the Company’s proxy statement for the 2018 Annual Meeting) as the Company’s independent registered public accounting firm for the 2018 fiscal year, and (ii) to approve, by a non-binding advisory vote, the compensation paid to the Company’s named executive officers, as may be described in the Company’s proxy statement for the 2018 Annual Meeting; however, the proxy card can only be voted on the proposals if any such proposal is actually presented at the 2018 Annual Meeting. If the foregoing proposals are presented at the 2018 Annual Meeting, we recommend and intend to vote our shares of Common Stock “FOR” ratifying the appointment of KPMG (or such other independent registered public accounting firm as may be appointed by the Company’s audit committee and set forth in the Company’s proxy statement for the 2018

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Annual Meeting) as the Company’s independent registered public accounting firm for the 2018 fiscal year, and [“FOR”/“AGAINST”] approving, by a non-binding advisory vote, the compensation paid to the Company’s named executive officers, as may be described in the Company’s proxy statement for the 2018 Annual Meeting.

Under the proxy rules, we may solicit proxies in support of our Nominees. We have determined to nominate a slate of three Nominees, Patrick Bartels, Joseph Citarrella and Samuel Langford. As a result, should a Stockholder so authorize us on the GOLD proxy card, we would cast votes for our three Nominees.

The principal executive offices of the Company are located at 1700 Lincoln Street, Suite 2800, Denver, Colorado 80203.

The Company has disclosed that as of October 31, 2017, there were 22,503,907 shares of Common Stock outstanding according to the Company’s Form 10-Q filed with the SEC on November 6, 2017. The Company’s proxy statement for the 2018 Annual Meeting is expected to provide the current number of shares of Common Stock outstanding and entitled to vote at the 2018 Annual Meeting. Each share of Common Stock is entitled to one vote on all matters presented at the 2018 Annual Meeting.

We intend to vote all of the shares of Common Stock that we beneficially own at the Record Date: (i) “FOR” the election of our Nominees and (ii) “FOR” the repeal of each provision of or amendment to the Bylaws adopted without the approval of Stockholders after February 8, 2018 (the date Monarch submitted its Nomination Notice to the Company), and up to and including the date of the 2018 Annual Meeting.

This proxy solicitation is being made by Monarch and the Nominees and not on behalf of the Board or the Company’s management.

Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual Meeting:

The proxy materials are available at no charge at www.sec.gov.

REGARDLESS OF WHETHER YOU INTEND TO ATTEND THE 2018 ANNUAL MEETING, YOUR PROMPT ACTION IS IMPORTANT. MAKE YOUR VIEWS CLEAR TO THE COMPANY BY AUTHORIZING A PROXY TO BE VOTED: (I) “FOR” PATRICK BARTELS FOR DIRECTOR; (II) “FOR” JOSEPH CITARRELLA FOR DIRECTOR; (III) “FOR” SAMUEL LANGFORD FOR DIRECTOR; (IV) “FOR” REPEALING EACH PROVISION OF OR AMENDMENT TO THE BYLAWS ADOPTED WITHOUT THE APPROVAL OF STOCKHOLDERS AFTER FEBRUARY 8, 2018 (THE DATE MONARCH SUBMITTED ITS NOMINATION NOTICE TO THE COMPANY), AND UP TO AND INCLUDING THE DATE OF THE 2018 ANNUAL MEETING; (V) “FOR” RATIFYING THE APPOINTMENT OF KPMG (OR SUCH OTHER INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AS MAY BE APPOINTED BY THE COMPANY’S AUDIT COMMITTEE AND SET FORTH IN THE COMPANY’S PROXY STATEMENT FOR THE 2018 ANNUAL MEETING) AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2018 FISCAL YEAR, AND (VI) [“FOR”/“AGAINST”] APPROVING, BY A NON-BINDING ADVISORY VOTE, THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS MAY BE DESCRIBED IN THE COMPANY’S PROXY STATEMENT FOR THE 2018 ANNUAL MEETING; AND (VII) IN THE PROXY HOLDER’S DISCRETION AS TO OTHER MATTERS THAT MONARCH DOES NOT KNOW, A REASONABLE TIME BEFORE THE SOLICITATION, ARE TO BE PRESENTED AT THE 2018 ANNUAL MEETING BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED GOLD PROXY CARD TODAY.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES OF COMMON STOCK YOU OWN.

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IMPORTANT VOTING INFORMATION

If your shares of Common Stock are held in your own name, please authorize a proxy to vote by signing and returning the enclosed GOLD proxy card in the postage-paid envelope provided or by instructing us by telephone or via the Internet as to how you would like your shares of Common Stock voted (instructions are on your GOLD proxy card).

If you hold your shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other institution or nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other institution or nominee to ensure that a GOLD proxy card is submitted on your behalf. Please follow the instructions to authorize a proxy to vote on the enclosed GOLD proxy card. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included with the enclosed GOLD proxy card.

PLEASE DO NOT RETURN ANY PROXY CARD YOU MAY RECEIVE FROM THE COMPANY OR OTHERWISE AUTHORIZE A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2018 ANNUAL MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY SENT A PROXY CARD TO THE COMPANY OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2018 ANNUAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY DATE, SIGN AND RETURN THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS ON YOUR GOLD PROXY CARD TO VOTE BY TELEPHONE OR VIA THE INTERNET. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

Georgeson LLC (“Georgeson”) is assisting us with our effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact:

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of our proxy materials, please contact Georgeson LLC:

1290 Avenue of the Americas, 9th Floor

New York, N.Y. 10104

Stockholders Call Toll-Free at: 866-482-5136

It is important that your shares of Common Stock be represented and voted at the 2018 Annual Meeting. Accordingly, regardless of whether you plan to attend the 2018 Annual Meeting in person, please complete, date and sign the GOLD proxy card that has been provided to you by us (and not any proxy card that has been provided to you by the Company or any other proxy card or form that has been provided to you) and vote (i) “FOR” the election of our Nominees, (ii) “FOR” the repeal of any provision of or amendment to the Bylaws adopted without Stockholder approval after February 8, 2018 (the date Monarch submitted its Nomination Notice to the Company), and up to and including the date of the 2018 Annual Meeting, (iii) “FOR” ratifying the appointment of KPMG (or such other independent registered public accounting firm as may be appointed by the Company’s audit committee and set forth in the Company’s proxy statement for the 2018 Annual Meeting) as the Company’s independent registered public accounting firm for the 2018 fiscal year, and (iv) [“FOR”/“AGAINST”] approving, by a non-binding advisory vote, the compensation paid to the Company’s named executive officers, as may be described in the Company’s proxy statement for the 2018 Annual Meeting.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and can be identified by the use of, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “seeks,” “could” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Our forward-looking statements are based on our current intent, belief, expectations, estimates and projections regarding the Company and projections regarding the industry in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this proxy statement and the material accompanying this proxy statement.

BACKGROUND TO THIS SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

•	Monarch originally acquired beneficial ownership of shares of Common Stock in July 2016 and has gradually increased its ownership percentage since then.

•	Throughout 2017, the Company’s performance relative to its peers faltered, as further described in the below section entitled “Reasons for the Solicitation”.

•	On January 17, 2018, Monarch contacted the Company in order to schedule a telephonic meeting between the parties for the following day for the purpose of discussing the Company’s performance.

•	A telephonic meeting was held between Monarch and the Company on January 18, 2018 to discuss the Company’s performance (the “January 18th Meeting”). Participants in the January 18th Meeting were Richard F. Betz, Chief Executive Officer and Chairman of the Board of the Company, and Joseph Citarrella, Managing Principal of MAC. Mr. Citarrella confirmed at the outset of the January 18th Meeting that Monarch remained a passive investor and did not intend in any way to make a plan or proposal relating to the Company’s securities, any transaction involving the Company, any change to the Board or management of the Company or any other material change at the January 18th Meeting; Monarch had requested the January 18th Meeting for informational purposes only. The parties generally discussed the Company’s performance and the Company’s perspective regarding its governance structure. Mr. Citarrella concluded the January 18th Meeting by reiterating that Monarch would continue to evaluate its investment in the Company.

•

On January 24, 2018, Monarch determined that, based on its discussions with representatives of the Company as of such date and its own analysis, it would be in the best interests of the Company and the Stockholders for Monarch to play a more active role in the Company’s strategy and leadership. Accordingly, Mr. Citarrella sent an email to Mr. Betz attaching a letter addressed to Mr. Betz and the Board proposing certain changes with respect to the Company and laying out the rationale for such changes (the “January Letter”). More specifically, Monarch proposed in the January Letter that (x) the Company increase Stockholder representation on the Board by appointing two individuals designated by Monarch to the Board as independent directors, (y) the Board form a committee consisting of the two Board members designated by Monarch and one other independent Board member for the purpose of exploring potential strategic transactions, and (z) the Company engage a reputable financial advisor with deep industry expertise and relationships to assist the newly formed committee and the Board in evaluating and executing potential strategic transactions. The January Letter also noted that, pursuant to the Bylaws, a Stockholder was required to submit to the Company any Board nominee not later than 90 days prior to the anniversary of the Company’s 2017 annual meeting, a deadline which was fast approaching. Monarch also informed the Company in the January Letter that it was no longer a passive investor and that Monarch planned to file a Schedule 13D with the SEC with respect to such change in status and attaching the January Letter. The summary contained herein of the January Letter is not intended to be complete and is qualified in its entirety by reference to the full text of the January Letter, a copy of which is filed as Exhibit 99.1 to the Schedule 13D filed by Monarch and the other reporting persons named therein with the SEC on January 26, 2018 and which is incorporated herein by reference.

•	On January 24, 2018, Monarch received an email response from Mr. Betz with a letter attached confirming receipt of the January Letter and stating that the Company would respond in due course.

•	On January 26, 2018, Monarch and the other reporting persons named therein filed a Schedule 13D with the SEC, attaching the January Letter which is incorporated herein by reference.

•	On January 26, 2018, the Company issued a press release (the “Company Press Release”) in response to the January Letter.

•	Following Monarch’s delivery of the January Letter to the Company, a number of Stockholders publicly announced their support for the proposals set forth by Monarch in such letter. On January 29, 2018, Ben Dell, a managing partner of Kimmeridge Energy Management Co. (“Kimmeridge”), said in an interview that Kimmeridge supports the demands made by Monarch in the January Letter. “Resolute needs to either consolidate with someone else or explore a sale,” Dell said. He went on to say “clearly shareholders need a louder voice in this discussion.” As of the date of such interview, Kimmeridge owned 4.9% of the issued and outstanding Common Stock. Additional Stockholders that publicly announced support for the proposals Monarch set forth in the January Letter are noted below.

•	On January 29, 2018, Monarch sent an email to Mr. Betz to try and constructively move the dialogue forward between the parties, but Monarch did not receive an immediate response.

•	On January 31, 2018, Mr. Betz called Mr. Citarrella proposing that Monarch and the Company meet on February 7, 2018 in Denver, Colorado to discuss the January Letter and related matters.

•	On February 2, 2018, Fir Tree Capital Management LP (“Fir Tree”) filed a Schedule 13D with the SEC announcing its support of the proposals set forth in the January Letter. According to a subsequently filed amendment to such Schedule 13D, as of March 5, 2018, Fir Tree owned 1,616,027 shares of Common Stock (including 101,585 shares of Common Stock issuable upon conversion of 8 1⁄8% Series B Cumulative Perpetual Convertible Preferred Stock of the Company), which represented 7.15% of the Common Stock issued and outstanding.

•	On February 5, 2018, VR Global Partners, L.P. (“VR Global”) filed an amendment to Schedule 13D with the SEC announcing its support for the proposals set forth in the January Letter. According to such amendment to Schedule 13D, as of the date of such filing, VR Global owned 1,169,239 shares of Common Stock (including 186,239 shares of Common Stock issuable upon conversion of 5,500 shares of 8 1⁄8% Series B Cumulative Perpetual Convertible Preferred Stock of the Company), which represented 5.2% of the Common Stock issued and outstanding.

•

On February 7, 2018, representatives from the Company and Monarch conducted an in-person meeting in Denver, Colorado (the “February 7th Meeting”). Representatives from the Company in attendance at such meeting were Mr. Betz, Michael N. Stefanoudakis, Executive Vice President, General Counsel and Secretary of the Company, and Theodore Gazulis, Executive Vice President and Chief Financial Officer (Messrs. Betz, Stefanoudakis and Gazulis, the “Company Representatives”). Representatives from Monarch in attendance at such meeting were Mr. Citarrella, Colin Daniels, Deputy General Counsel of MAC, Mr. Bartels, and Andrew Herenstein, Managing Principal of MAC (Messrs. Citarrella, Daniels, Bartels and Herenstein, the “Monarch Representatives”). The Monarch

Representatives discussed the proposals contained in the January Letter, particularly their belief in the need for increased Stockholder representation on the Board. The Monarch Representatives reiterated the positions set forth in the January Letter that the Board should establish a committee to pursue strategic alternatives, that such committee should engage a financial advisor to assist the Company in pursuing such alternatives and that the Company and the Stockholders of the Company would benefit from increased Stockholder representation on the Board. More specifically, Monarch reiterated that the Company would benefit from the relevant operating, strategic, financial and industry expertise that the two Monarch representatives, Messrs. Bartels and Citarrella, would bring to the Board’s decision-making process, given their track-record of success on numerous public and private company boards. The Company Representatives responded that, in the Company’s view, the Stockholders of the Company were already represented on the Board. The Company Representatives further asserted that appointing two Monarch representatives to the Board would be unfair to other Stockholders, including certain Stockholders who had, according to the Company Representatives, recently indicated a desire to serve on the Board. The Company did not identify such Stockholders and the Monarch Representatives noted that no other Stockholder had publicly indicated such a desire. With respect to Monarch’s proposal that the Company establish a committee to pursue strategic alternatives, the Company Representatives stated that, in their view, this function was being adequately performed by, and was best left to, management, with periodic reporting to and discussion among the full Board. The Company Representatives did not formally provide any alternative proposal that, in Monarch’s view, would adequately address the concerns set forth in the January Letter. The February 7th Meeting ended without the parties reaching any agreement as to the matters discussed.

•	On February 8, 2018, pursuant to the requirements set forth in the Bylaws, Monarch submitted a nomination notice (the “Nomination Notice”) to the Secretary of the Company nominating three individuals for election to the Board at the 2018 Annual Meeting: Patrick Bartels, Joseph Citarrella and Samuel Langford. In addition, Monarch announced its intent to solicit proxies for an additional proposal for an amendment to the Bylaws (described more fully below) to be voted on at the 2018 Annual Meeting.

•	On February 9, 2018, Monarch filed with the SEC an amendment to its previously filed Schedule 13D attaching the Nomination Notice as an exhibit thereto. The summary contained herein of the Nomination Notice is not intended to be complete and is qualified in its entirety by reference to the full text of the Nomination Notice, a copy of which is filed as Exhibit 99.3 to the amendment to Schedule 13D filed by Monarch and the other reporting persons named therein with the SEC on February 9, 2018, which is incorporated herein by reference.

•	On March 8, 2018, the Company contacted Monarch to schedule interviews of our Nominees in the ordinary course of preparing for the 2018 Annual Meeting. Otherwise, the Company has not initiated contact or made any attempt at furthering a constructive dialogue with Monarch to resolve the proposals set forth in the Nomination Notice.

•	On March 12, 2018, Monarch filed its preliminary proxy statement with the SEC.

REASONS FOR THE SOLICITATION

From 2014 through 2016, the Company’s management navigated a tumultuous commodity price cycle, unlocked value through drilling in the Permian basin and, through a series of divestures and acquisitions, turned the Company into a growth-focused enterprise. Since then, however, as described in more detail in the January Letter, the Company’s share price performance has significantly lagged that of its peers, and its valuation today languishes at a glaring discount to other Permian operators.

We believe that neither management nor the Board has taken the necessary actions required to address the Company’s underperformance relative to its competitors, which actions would, at a minimum, include undertaking a formalized, thorough strategic review of the transformative options available to the Company to address the persistent valuation discount. Accordingly, we sought to present our views and ideas for change to the Board in a non-public forum at the January 18th Meeting in order to facilitate a cooperative and constructive dialogue with the goal of doing what is best for all Stockholders. Thereafter, we continued to attempt to engage in a dialogue with the Company by sending the January Letter and attending the February 7th Meeting. However, the Board was not willing to engage with us in a sufficiently timely or constructive manner in order to permit that cooperative dialogue to occur.

In light of these recent events, we have nominated a slate of three highly qualified nominees, Patrick Bartels, Joseph Citarrella and Samuel Langford, each having the relevant operating, strategic, financial and industry expertise who we believe would bring critical background, experience, skills and additional judgment to the Board’s decision-making process. These individuals, if elected, are committed to working with the Board to maximize value for all Stockholders of the Company.

QUESTIONS AND ANSWERS RELATING TO THIS PROXY SOLICITATION

The following are some of the questions you may have as a Stockholder, as well as the answers to those questions. The following is not a substitute for the information contained in this proxy statement, and the information contained below is qualified in its entirety by the more detailed descriptions and explanations contained elsewhere in this proxy statement. We urge you to read this proxy statement carefully and in its entirety.

Who is making this solicitation?

The solicitation for election of the Nominees and the other proposals described in this proxy statement at the 2018 Annual Meeting is being made by Monarch and the Nominees. For more information regarding Monarch and the Nominees in this solicitation, please see Annex A attached to this proxy statement.

What are we asking you to vote for?

We are asking you to vote on the GOLD proxy card at the 2018 Annual Meeting as follows:

1.	“FOR” the election of Patrick Bartels, Joseph Citarrella and Samuel Langford to serve as directors on the Board until the 2021 Annual Meeting or until their respective successors are duly elected and qualified; and

2.	“FOR” repealing each provision of or amendment to the Bylaws adopted without the approval of Stockholders after February 8, 2018 (the date Monarch submitted its Nomination Notice to the Company), and up to and including the date of the 2018 Annual Meeting.

The accompanying GOLD proxy card provisionally includes proposals (i) to ratify the appointment of KPMG (or such other independent registered public accounting firm as may be appointed by the Company’s audit committee and set forth in the Company’s proxy statement for the 2018 Annual Meeting) as the Company’s independent registered public accounting firm for the 2018 fiscal year, and (ii) to approve, by a non-binding advisory vote, the compensation paid to the Company’s named executive officers, as may be described in the Company’s proxy statement for the 2018 Annual Meeting; however, the proxy card can only be voted on the proposals if any such proposal is actually presented at the 2018 Annual Meeting. If the foregoing proposals are presented at the 2018 Annual Meeting, we recommend and intend to vote our shares of Common Stock “FOR” ratifying the appointment of KPMG (or such other independent registered public accounting firm as may be appointed by the Company’s audit committee and set forth in the Company’s proxy statement for the 2018 Annual Meeting) as the Company’s independent registered public accounting firm for the 2018 fiscal year, and [“FOR”/“AGAINST”] approving, by a non-binding advisory vote, the compensation paid to the Company’s named executive officers, as may be described in the Company’s proxy statement.

Please see the sections entitled “Proposal 1: Election of the Nominees,” “Proposal 2: Repeal of Certain Provisions of or Amendments to the Bylaws Adopted Since February 8, 2018,” “Proposal 3: Ratification of the

Appointment of KPMG as the Company’s Independent Registered Public Accounting Firm,” and “Proposal 4: Advisory Vote to Approve the Compensation Paid to the Company’s Named Executive Officers” for a more complete description of each of these proposals.

Why are we soliciting your vote?

We believe that the Board and management are more interested in maintaining the status quo for the benefit of an entrenched Board and management than taking the transformative actions needed to maximize stockholder value. As described in more detail in the January Letter, the Company’s share price performance continues to lag that of its peers, and its valuation today languishes at a glaring discount to other Permian operators. We are soliciting your vote because we believe that the Company would benefit from (i) bringing additional outside perspective and experience to the Board; (ii) adding a major Stockholder to the Board in order to provide a Stockholder perspective in the boardroom; and (iii) giving Stockholders an opportunity to express their support for maximizing stockholder value. The Nominees expect to advocate for, among other things, the Board to thoroughly explore strategic alternatives and potential transactions, including but not limited to a potential sale of the Company or other transactions that would maximize stockholder value and be in the best interests of all Stockholders.

Who are the Nominees?

We are proposing that Patrick Bartels, Joseph Citarrella and Samuel Langford be elected as directors of the Company to serve on the Board until the 2021 Annual Meeting or until their respective successors are duly elected and qualified.

Set forth below is (a) the name, age, any position and office with the Company held by each such Nominee, and the term thereof, business experience during the past five years (including principal occupation and employment, the name and principal business of any corporation or other organization in which such occupation or employment was carried on, and whether such corporation or organization is a parent, subsidiary or other affiliate of the Company), a brief discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that the Nominee should serve as a director for the Company as of the date hereof, in light of the Company’s business and structure (including such material information beyond the past five years and information on the Nominee’s particular area of expertise or other relevant qualifications); and (b) any directorships held by such person during the past five years in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended.

Name and Age	Business Address	Principal Occupation or Employment and Public Company Directorships, in each case During the Last Five Years
Patrick Bartels (42)	535 Madison Avenue New York, NY 10022	Patrick Bartels is a Managing Principal with MAC and a proposed nominee to the Board. Mr. Bartels has served on numerous public and private boards and has over 20 years of investment experience, including across complex situations in North America and Europe. Prior to joining Monarch in 2002, Mr. Bartels was a high-yield investments analyst at Invesco. He began his career at PricewaterhouseCoopers LLP. Mr. Bartels currently serves on the board of directors of Arch Coal, Inc., where he is a member of the Nominating and Corporate Governance and Personnel and Compensation Committees. Previously, Mr. Bartels served on the board of directors of WCI

Name and Age	Business Address	Principal Occupation or Employment and Public Company Directorships, in each case During the Last Five Years
Communities Inc. (2009-2017). As a fiduciary for stockholders, Mr. Bartels has a demonstrated record of value-added returns through capital markets transactions and M&A processes. Mr. Bartels holds the Chartered Financial Analyst designation and a bachelor’s degree in accounting, with a concentration in finance, from Bucknell University. Mr. Bartels is a citizen of the United States of America.

Joseph Citarrella (31)	535 Madison Avenue New York, NY 10022	Joseph Citarrella is a Managing Principal with MAC and a proposed nominee to the Board. Mr. Citarrella would bring extensive relevant sector and financial expertise to this role. In addition to his investment responsibilities at Monarch, Mr. Citarrella has served since August 2017 as non-executive Chairman of the Board of Vanguard Natural Resources, Inc. (“Vanguard”), a Houston-based independent oil and gas company with operations across Wyoming, Colorado, Texas, Louisiana, and Oklahoma. Mr. Citarrella also serves as a member of Vanguard’s Strategic Opportunities Committee, which is responsible for overseeing an ongoing strategic review of Vanguard’s asset base and development plans, as well as Vanguard’s Compensation Committee, Nominating and Corporate Governance Committee and Health, Environmental and Safety Committee. In this capacity, Mr. Citarrella has worked closely with management, the Board, and financial advisor Jefferies LLC to evaluate potential strategic transactions and pursue targeted objectives to maximize stockholder value. Prior to joining Monarch in May 2012, Mr. Citarrella was an Associate at Goldman Sachs in the Global Investment Research group, covering the integrated oil, exploration and production, and refining sectors. Mr. Citarrella received a B.A. in Economics from Yale University. Mr. Citarrella is a citizen of the United States of America.

Samuel Langford (60)	17972 S. 25th East Avenue Mounds, OK 74047	Samuel Langford serves as Principal of Langford Upstream Advisory, L.L.C., a position he has held since 2013. Mr. Langford has also acted as Consulting Advisor to Silverpoint Capital since 2015. Prior to Langford Upstream Advisory, L.L.C., Mr. Langford was employed by Newfield Exploration Co. where he served in various positions, including as Senior Corporate Advisor (2011–2012), General Manager, Mid-Continent Business Unit (2011), Vice President, Corporate Development (2009–2011) and Manager, Acquisitions, Planning and Commercial Development, Mid-Continent (2004-2009). Mr. Langford has also

Name and Age	Business Address	Principal Occupation or Employment and Public Company Directorships, in each case During the Last Five Years worked with Cockrell Oil Corporation, British Gas Exploration America, Tenneco Oil Company and Exxon USA in various technical and managerial positions. Mr. Langford currently serves on the boards of directors of Chaparral Energy, Inc., where he is a member of the Audit and Compensation Committees, and of Basic Energy Services, Inc., where he is a member of the Nominating and Corporate Governance Committee. He received his Bachelor of Science degree in Mechanical Engineering from Auburn University. Mr. Langford is a citizen of the United States of America.

The Board consists of eight (8) directors. The Company’s Amended and Restated Certificate of Incorporation (as amended, the “Charter”) provides that members of the Board are divided into three classes. The Board currently consists of three Class I directors (Richard F. Betz, James E. Duffy and William K. White), two Class II directors (Tod C. Benton and Thomas O. Hicks, Jr.) and three Class III directors (Nicholas J. Sutton, Janet W. Pasque and Gary L. Hultquist). The terms of the Class III directors will expire at the 2018 Annual Meeting. This proxy statement is soliciting proxies to elect Patrick Bartels, Joseph Citarrella and Samuel Langford to serve as Class III directors. If elected at the 2018 Annual Meeting, the nominees to serve as Class III directors will serve until the expiration of their term at the 2021 Annual Meeting, or until their earlier resignation or removal. Therefore, should a Stockholder so authorize us, we will cast votes for our three Nominees.

If elected, the Nominees will be a minority of the directors and will not alone be able to adopt resolutions or otherwise cause the Board to act. The Nominees intend to work actively with the other Board members to discuss the issues and challenges facing the Company and resolve them together. By utilizing their respective experience and working constructively with the other Board members, the Nominees believe they can effect positive change at the Company.

Who can vote at the 2018 Annual Meeting?

According to the Company’s public filings, Common Stock is the Company’s only outstanding class of voting securities. Only Stockholders of record as shown on the Company’s books at the close of business on the Record Date are entitled to vote at the 2018 Annual Meeting or any adjournment thereof. Each share of Common Stock is entitled to one vote on all matters to be voted on at the 2018 Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

Stockholders who sell their shares before the Record Date (or acquire them after the Record Date) may not vote such shares. Stockholders of record on the Record Date will retain their voting rights in connection with the 2018 Annual Meeting even if they sell their shares after the Record Date.

How do proxies work?

We are asking you to appoint [            ] and [            ] as your proxy holder to vote your shares of Common Stock at the 2018 Annual Meeting. You make this appointment by voting the enclosed GOLD proxy card or by using one of the voting methods described below. Giving us your proxy means you authorize the proxy holder to vote your shares of Common Stock at the 2018 Annual Meeting, according to the directions you provide. You may vote for all, some, or none of our Nominees. Regardless of whether you are able to attend the 2018 Annual Meeting, you are urged to complete the enclosed GOLD proxy card and return it in the enclosed self-addressed, prepaid envelope or by instructing us by telephone or via the Internet as to how you would like your shares of

Common Stock voted (instructions are on your GOLD proxy card). All valid proxies received prior to the 2018 Annual Meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares of Common Stock will be voted in accordance with that specification.

IF YOU RETURN A VALID PROXY AND NO SPECIFICATION IS MADE, THE SHARES OF COMMON STOCK WILL BE VOTED: (I) “FOR” PATRICK BARTELS FOR DIRECTOR; (II) “FOR” JOSEPH CITARRELLA FOR DIRECTOR; (III) “FOR” SAMUEL LANGFORD FOR DIRECTOR; (IV) “FOR” REPEALING EACH PROVISION OF OR AMENDMENT TO THE BYLAWS ADOPTED WITHOUT THE APPROVAL OF STOCKHOLDERS AFTER FEBRUARY 8, 2018 (THE DATE MONARCH SUBMITTED ITS NOMINATION NOTICE TO THE COMPANY), AND UP TO AND INCLUDING THE DATE OF THE 2018 ANNUAL MEETING; (V) “FOR” RATIFYING THE APPOINTMENT OF KPMG (OR SUCH OTHER INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AS MAY BE APPOINTED BY THE COMPANY’S AUDIT COMMITTEE AND SET FORTH IN THE COMPANY’S PROXY STATEMENT FOR THE 2018 ANNUAL MEETING) AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2018 FISCAL YEAR, AND (VI) [“FOR”/“AGAINST”] APPROVING, BY A NON-BINDING ADVISORY VOTE, THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS MAY BE DESCRIBED IN THE COMPANY’S PROXY STATEMENT FOR THE 2018 ANNUAL MEETING.

Except as set forth in this proxy statement, we do not know of any other matters to be presented for approval by the Stockholders at the 2018 Annual Meeting. Unless you indicate otherwise on the GOLD proxy card, you also authorize your proxy holders to vote your shares of Common Stock in their discretion on any matters not known by us at the time this proxy statement was printed and that, under the Bylaws, may be properly presented for action by the Stockholders at the 2018 Annual Meeting.

What is the quorum requirement for the 2018 Annual Meeting?

Holders of a majority of the Company’s outstanding Common Stock entitled to vote must be present, in person or by proxy, at the 2018 Annual Meeting for a quorum to exist. If the shares present in person or by proxy at the 2018 Annual Meeting do not constitute a quorum, the 2018 Annual Meeting may be adjourned to a subsequent time. Shares that are voted “FOR,” “AGAINST,” “ABSTAIN,” or, with respect to the election of directors, “WITHHOLD,” will be treated as being present at the 2018 Annual Meeting for purposes of establishing a quorum. Accordingly, if you have returned a valid proxy or attend the 2018 Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the 2018 Annual Meeting. Broker non-votes will also be counted as present for purposes of determining the presence of a quorum.

What is a broker non-vote?

A “broker non-vote” occurs when a broker or other nominee who holds shares of Common Stock for a beneficial owner withholds its vote on a particular proposal with respect to which it does not have discretionary voting power or instructions from the beneficial owner. Ordinarily, if you are a beneficial owner of shares of Common Stock and the organization holding your account does not receive instructions from you as to how to vote those shares, under the rules of various national and regional securities exchanges, that organization may exercise discretionary authority to vote on “routine” proposals (which typically include ratification of a company’s outside independent auditor) but may not vote on “non-routine” proposals. However, under the current circumstances of a contested election, there are no “routine” proposals and, accordingly, if you are a beneficial owner holding shares of Common Stock through a broker and we have provided our solicitation materials to you with respect to such shares, your broker is not permitted to vote your shares of Common Stock on any proposal without receiving instructions from you.

Broker non-votes will be deemed present at the 2018 Annual Meeting for purposes of determining whether a quorum exists for the 2018 Annual Meeting, but they will not be counted in determining the number of shares of Common Stock necessary for approval of any proposal.

What vote is required to elect the Nominees?

You may vote “FOR” or “WITHHOLD” authority to vote on Proposal One, relating to the election of Patrick Bartels, Joseph Citarrella and Samuel Langford to the Board as Class III directors. Members of the Board are elected by a plurality of votes cast. This means that the three duly-nominated persons who receive the largest number of “FOR” votes cast will be elected. Neither broker non-votes nor “WITHHOLD” votes cast with respect to any nominee will affect the election of that nominee.

What vote is required to adopt the Stockholder Proposal?

You may vote “FOR,” “AGAINST” or “ABSTAIN” on the Stockholder Proposal. To be approved, the Stockholder Proposal must receive the affirmative vote of 66 2/3% of the voting shares that are cast at the meeting. Neither broker non-votes nor abstentions will have any effect on the outcome of the vote on the proposal.

How many shares of Common Stock must be voted in favor of the provisional proposals described in this proxy statement?

If presented at the 2018 Annual Meeting, you may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal Three, relating to the ratification of KPMG as the Company’s independent registered public accounting firm. To be approved, that proposal must receive the affirmative vote of a majority of the shares of Common Stock that are cast at the 2018 Annual Meeting. For this proposal, an abstention will not count as a vote cast and will therefore have no effect on the outcome of the proposal. A broker non-vote will not count as a vote cast and will therefore have no effect on the outcome of the proposal.

If presented at the 2018 Annual Meeting, you may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal Four, relating to the proposed approval, by a non-binding advisory vote (the “Say on Pay Proposal”), of the compensation paid to the Company’s named executive officers. To be approved, that proposal must receive the affirmative vote of a majority of the votes cast at the meeting. For this proposal, an abstention will not count as a vote cast and will therefore have no effect on the outcome of the proposal. A broker non-vote will not count as a vote cast and will therefore have no effect on the outcome of the proposal.

If other matters are properly brought before the 2018 Annual Meeting, the vote required will be determined in accordance with applicable law, the listing standards and rules of the New York Stock Exchange (the “NYSE”), and the Company’s Charter and Bylaws, as applicable.

What should I do in order to vote for the Nominees and the Stockholder Proposal?

If your shares of Common Stock are held of record in your own name, please authorize a proxy to vote by marking, signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided or by instructing us by telephone or via the Internet as to how you would like your shares of Common Stock voted (instructions are on your GOLD proxy card).

If you hold your shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other institution or nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other institution or nominee to ensure that a GOLD proxy card is submitted on your behalf. Please follow the instructions to authorize a proxy to vote provided on the enclosed GOLD proxy card. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included on the enclosed GOLD proxy card.

If you hold shares of Common Stock in a margin account, depending on the terms of your margin account agreement with your brokerage firm, you may not be able to exercise your right to vote the full number of these shares if and to the extent your broker has loaned your shares to a third party on or prior to the Record Date. In this case, the third party borrower or any person to whom such borrower transferred the shares may be entitled to vote such borrowed shares at the 2018 Annual Meeting. If you wish to vote the full number of shares of Common Stock you own at the 2018 Annual Meeting, you may need to transfer your shares of Common Stock from your margin account prior to the Record Date.

YOUR VOTE IS VERY IMPORTANT. If you do not plan to attend the 2018 Annual Meeting, we encourage you to read this proxy statement and date, sign and return your completed GOLD proxy card prior to the 2018 Annual Meeting so that your shares of Common Stock will be represented and voted in accordance with your instructions. Even if you plan to attend the 2018 Annual Meeting in person, we recommend that you authorize a proxy to vote your shares of Common Stock in advance as described above so that your vote will be counted if you later decide not to attend the 2018 Annual Meeting.

Can I use the GOLD proxy card to vote for any of the Company’s nominees?

A Stockholder cannot use the GOLD proxy card to vote for any of the Company’s nominees. We have determined to nominate a slate of three Nominees, Patrick Bartels, Joseph Citarrella and Samuel Langford. As a result, should a Stockholder so authorize us on the GOLD proxy card, we would cast votes for our three Nominees.

How do I revoke a proxy?

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the 2018 Annual Meeting and voting in person (although attendance at the 2018 Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy that is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered to the Secretary or any other officer of the Company at Resolute Energy Corporation, 1700 Lincoln Street, Suite 2800, Denver, Colorado 80203, or to the participants at Monarch Alternative Capital LP, c/o Georgeson LLC, 1290 Avenue of the Americas, 9th Floor, New York, N.Y. 10104.

Although a revocation is effective if delivered to the Company, we request that either the original or photocopy of all revocations be mailed to Monarch Alternative Capital LP, c/o Georgeson LLC, 1290 Avenue of the Americas, 9th Floor, New York, N.Y. 10104 so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record of a majority of the outstanding shares on the Record Date. Additionally, Georgeson may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

If your shares are registered in your own name, please sign, date and mail the enclosed GOLD proxy card to Georgeson in the postage-paid envelope provided. If any of your shares are held in the name of a brokerage firm, bank, custodian or other institution, only the brokerage firm, bank, custodian or other institution can execute a Proxy Card for such shares and will do so only upon receipt of specific instructions from you. Accordingly, for those shares you own through a brokerage firm, bank, bank nominee or other institution, you must contact the person responsible for your account at the brokerage firm, bank, custodian or other institution and advise that person to execute and return the accompanying GOLD proxy card. We urge you to confirm in writing your instructions to the person responsible for your account and to provide a copy of such instructions to Monarch Alternative Capital LP, c/o Georgeson LLC, 1290 Avenue of the Americas, 9th Floor, New York, N.Y. 10104 so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Your vote is important, no matter how many or how few shares you own. Please complete, sign and return the enclosed GOLD proxy card as promptly as possible.

If you have any questions about executing or delivering your GOLD proxy card, need additional copies of the participants’ proxy materials, or require assistance, please contact:

1290 Avenue of the Americas, 9th Floor

New York, N.Y. 10104

Stockholders Call Toll-Free at 866-482-5136

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THIS PROXY STATEMENT

This proxy statement, the GOLD proxy card and other materials we have filed in connection with this proxy statement are available at:

www.sec.gov

Who is paying for the solicitation on behalf of Monarch?

The entire expense of soliciting proxies for the 2018 Annual Meeting by the participants in this solicitation or on the participants’ behalf is being borne by certain Monarch-affiliated entities. If successful, Monarch may seek reimbursement of these costs from the Company. In the event that Monarch decides to seek reimbursement of its expenses, Monarch does not intend to submit the matter to a vote of the Company’s Stockholders. The Board, which, if the three Nominees are elected, would also consist of five of the incumbent directors of the Company, would be required to evaluate such requested reimbursement consistent with their fiduciary duties to the Company and its Stockholders. Costs related to the solicitation of proxies include expenditures for attorneys, public relations and other advisors, solicitors, printing, advertising, postage, transportation, litigation, and other costs incidental to the solicitation.

Whom should I call if I have any questions about the solicitation?

If you have any questions, or need assistance in voting your shares of Common Stock, please call our proxy solicitor, Georgeson. Stockholders may call toll-free at 866-482-5136.

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES OF COMMON STOCK YOU OWN. WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED GOLD PROXY CARD TODAY TO VOTE “FOR” THE ELECTION OF OUR NOMINEES AND “FOR” THE PROPOSAL TO REPEAL ANY PROVISION OF OR AMENDMENT TO THE BYLAWS ADOPTED WITHOUT STOCKHOLDER APPROVAL AFTER FEBRUARY 8, 2018 (THE DATE MONARCH SUBMITTED ITS NOMINATION NOTICE TO THE COMPANY), AND UP TO AND INCLUDING THE DATE OF THE 2018 ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual Meeting:

The proxy materials are available at no charge at www.sec.gov.

PROPOSAL NO. 1—ELECTION OF NOMINEES

We propose that the Stockholders elect Patrick Bartels, Joseph Citarrella and Samuel Langford as Class III directors of the Company at the 2018 Annual Meeting. According to publicly available information, the Board consists of eight directors.

The Charter provides that members of the Board are to be divided into three classes. The Board currently consists of three Class I directors (Richard F. Betz, James E. Duffy and William K. White), two Class II directors (Tod C. Benton and Thomas O. Hicks, Jr.) and three Class III directors (Nicholas J. Sutton, Janet W. Pasque and Gary L. Hultquist). The terms of the current Class III directors will expire at the 2018 Annual Meeting. The Charter provides that successors to the class of directors whose terms expire at an annual meeting shall be elected for three-year terms. The Company’s Charter and applicable rules of the NYSE contemplate that the number of directors in each class will be as nearly equal in number as possible.

The initial term of each Nominee, if elected, would be until the 2021 Annual Meeting or until their successors are duly elected and qualified in accordance with the Company’s organizational documents. Each Nominee has executed a consent to being named as a nominee in this proxy statement as such and to serving as a director of the Company, if so elected. Directors whose terms of office will not expire at the 2018 Annual Meeting will continue in office for the remainder of their respective terms.

This proxy statement is soliciting proxies to elect Patrick Bartels, Joseph Citarrella and Samuel Langford to the Board. Therefore, should a Stockholder so authorize us, we will cast votes, on behalf of such Stockholder, for our three Nominees.

The Company’s Corporate Governance Guidelines, which are available on the Company’s website at http://www.resoluteenergy.com/wp-content/uploads/2017/11/Corporate-Governance-Guidelines-11-1-17.pdf, provide that the Board shall have a majority of directors meet the criteria for independence required by the NYSE. Monarch does not have any knowledge of any facts that would prevent the Board from making a determination that each of the Nominees is independent under the applicable standards.

In addition, each of the Nominees understands that, if elected as a director of the Company, each Nominee would have an obligation to act in the best interests of the Company and the Stockholders in accordance with his duties as a director.

We are not seeking control of the Board at the 2018 Annual Meeting. If elected, the Nominees will likely be a minority of the directors and will not alone be able to adopt resolutions or otherwise cause the Board to act. The Nominees intend to work actively with the other Board members to discuss the issues and challenges facing the Company and resolve them together. By utilizing their respective experience and working constructively with the other Board members, the Nominees believe they can effect positive change at the Company.

Monarch does not expect that the Nominees will be unable to stand for election. If any Nominee is unable to serve or for good cause will not serve, Monarch may seek to replace such Nominee with a substitute nominee to the extent substitution is permissible under applicable law and the Company’s organizational documents.

Monarch reserves the right to nominate additional persons, to the extent this is not prohibited under applicable law or the Company’s organizational documents, if the Company purports to increase the number of directorships, and/or the Company makes or announces any changes to the Bylaws or takes or announces any other action that purports to have, or if consummated would purport to have, the effect of disqualifying any of the Nominees or any additional nominee nominated pursuant to the foregoing, and/or any Nominee is unable to serve or for good cause will not serve. Additional nominations made pursuant to the foregoing are without prejudice to the position of Monarch that any attempt to change the size of the Board or disqualify any of the Nominees through Bylaw amendments or otherwise would constitute unlawful manipulation of the Company’s corporate governance. Monarch reserves the right to challenge any action by the Company that has, or if consummated would have, the effect of disqualifying any Nominee. If Monarch is permitted to substitute a nominee or propose an additional nominee, Monarch will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to any substitute nominee or additional nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Exchange Act. Only in such case will the shares of Common Stock represented by the enclosed GOLD proxy card be voted for substitute nominees or additional nominees.

Information Regarding the Nominees

Information pertaining to the Nominees, including the name, age, present principal occupation, business address, and business experience for the past five years and certain other information, is set forth in the question and answer section of the proxy statement under the section entitled “Who are the Nominees?”, which we urge you to read. This information has been furnished to us by the Nominees. Other than as disclosed in this proxy statement, there is no arrangement or understanding between any of the Nominees and any other person(s) pursuant to which any such Nominee was or is to be selected as a director or nominee of the Company.

You should refer to the Company’s proxy statement for the 2018 Annual Meeting (when available) for the names, background, qualifications and other information concerning the Company’s nominees and the directors whose terms of office will not be expiring at the 2018 Annual Meeting.

Arrangements between Monarch and the Nominees

On February 6, 2018, MEH entered into a Nomination Agreement with Samuel Langford (the “Nomination Agreement”). Pursuant to such agreement, MEH has agreed to indemnify Mr. Langford for certain potential claims in connection with his standing as a candidate for election to the Board. MEH has also agreed to reimburse Mr. Langford for reasonable and documented out-of-pocket travel and related expenses, subject to a certain cap, incurred by Mr. Langford in connection with his service as a Nominee. The foregoing description of the Nomination Agreement is not complete and is qualified in its entirety by reference to the Nomination Agreement attached as Exhibit 99.4 to the amended Schedule 13D, filed by Monarch and the other reporting persons named therein with the SEC on February 9, 2018, which is incorporated herein by reference.

Other than as set forth herein, no participant in this solicitation and no associate of any participant in this solicitation has any arrangements or understandings with any person or persons with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Compensation of the Company’s Directors

The Nominees will not receive any compensation from Monarch to serve as Nominees for election or as a director, if elected, of the Company. They will, however, receive whatever compensation the Board has established for non-employee directors of the Company unless and until the Board determines to change such compensation. The following discussion summarizes the Company’s compensation and indemnification of directors based solely on the Company’s public filings.

According to the Company’s public filings, each “non-employee director receives an annual retainer of $50,000, fees of $2,000 for each Board meeting and $1,000 for each committee meeting, and additional annual compensation of $15,000 for the chairman of the Audit Committee, $10,000 for the chairman of the Compensation Committee, $10,000 for the chairman of the Corporate Governance/Nominating Committee and $7,500 for the Lead Independent Director.”

According to the Company’s public filings, in addition, “non-employee directors receive equity or equity-related compensation, which is generally issued in February-March of each year. The Board had previously approved equity or equity-related compensation to be paid to the independent directors in the amount of $125,000 annually, based on the results of the Board compensation study by Longnecker and Associates (“L&A”), the independent compensation consultant engaged by the Compensation Committee. However, in May 2015, based on the recommendation of L&A and consistent with the cost saving measures applied to the other components of compensation generally, the Compensation Committee and Board approved a reduction in the value of equity or equity-related compensation to be paid to the non-employee directors for 2015 to $81,250, reflecting the same 35% decrease that was applied to the LTI pool for the Company’s officers and employees. This reduction in equity or equity-related compensation was continued in 2016. Furthermore, the Compensation Committee and Board determined that each non-employee director would receive a combination of restricted stock and cash-settled stock appreciation rights in satisfaction of the $81,250 amount. On February 18, 2016, awards were made to each of Messrs. Duffy, Hicks, Hultquist and White of 11,287 shares of restricted stock and 20,833 cash settled stock appreciation rights, each with a grant date fair value of $1.95 and a base price of $2.65. Both the restricted stock and the cash-settled stock appreciation rights granted in 2016 vested on the first anniversary of the date of grant. The value of each share of restricted stock awarded to the non-employee directors for purposes of satisfying the target “equity” grant of $81,250 was the average closing stock price of the Company’s Common Stock on the NYSE for the last 60 trading days before the date of grant, which was calculated as $3.60. This yielded a calculated amount granted in the form of restricted stock of $40,633 per non-employee director. In addition, each director is reimbursed for any out-of-pocket expenses incurred by such director in connection with attending meetings of the Board or its committees.”

The share ownership level of each current non-employee director will be set forth in the Company’s proxy statement for the 2018 Annual Meeting (when available).

According to the Company’s public filings, each director of the Company is the beneficiary of a liability insurance policy “paid for by the Company and is indemnified, to the fullest extent permitted under Delaware law, by the Company for his or her actions associated with being a director. The Company has also entered into indemnification agreements with each of its directors.”

None of the Nominees has any position or office with the Company, and no occupation or employment with which the Nominees have been involved, during the past five years, was carried on with the Company or any corporation or organization that is a parent, subsidiary or other affiliate of the Company. None of the Nominees has ever served on the Board.

Monarch engaged Korn Ferry International, a third party search firm that was paid a fee for its services, to assist in identifying and evaluating potential director nominees for the 2018 Annual Meeting.

None of the Nominees, or any of their respective associates, has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans, or other compensation, from, or in respect of, services rendered on behalf of the Company that is required to be disclosed under, or is subject to any arrangement described in Item 402 of Regulation S-K promulgated under the Exchange Act.

Interests of the Nominees

The Nominees may be deemed to have an interest in their nominations for election to the Board by virtue of compensation the Nominees will receive from the Company as a director, if elected to the Board, and as described elsewhere in this proxy statement. Monarch expects that the Nominees, if elected, will be indemnified for service as directors of the Company to the same extent indemnification is provided to the current directors of the Company under the Bylaws and the Charter and be covered by the policy of insurance which insures the Company’s directors and officers. Other than as set forth in this proxy statement, none of the persons listed on Annex A of this proxy statement, including any Nominee, or any associate of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2018 Annual Meeting.

Messrs. Bartels and Citarrella are eligible to receive discretionary performance-related compensation in connection with their employment relationship with MAC.

The information herein regarding a particular Nominee has been furnished to Monarch by such Nominee.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF PATRICK BARTELS, JOSEPH CITARRELLA AND SAMUEL LANGFORD BY MARKING, SIGNING, DATING AND RETURNING

THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT. IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES OF COMMON STOCK REPRESENTED BY THE GOLD PROXY CARD “FOR” THE ELECTION OF PATRICK BARTELS, JOSEPH CITARRELLA AND SAMUEL LANGFORD.

Please do not return any proxy card you may receive from the Company or otherwise authorize a proxy (other than on the GOLD proxy card delivered by us to you) to vote your shares of Common Stock for the Company’s nominees. If you have already submitted a proxy card that may have been sent to you by the Company or otherwise authorized a proxy to vote your shares of Common Stock for the Company’s nominees, it is not too late to change your vote. To revoke your prior proxy and change your vote, simply sign and return the enclosed GOLD proxy card in the postage-paid envelope provided or follow the instructions on your GOLD proxy card to vote by telephone or via the Internet. Only your latest dated proxy will be counted.

PROPOSAL NO. 2—REPEAL CERTAIN PROVISIONS OF OR AMENDMENTS TO THE BYLAWS ADOPTED SINCE FEBRUARY 8, 2018

Section 9.15 of the Bylaws and Article VI of the Charter provide that the Board shall have the power to adopt, amend, alter or repeal the Bylaws by the affirmative vote of a majority of the whole Board. The Bylaws also may be adopted, amended, altered or repealed by the Stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Company required by applicable law or the Charter, the affirmative vote of the holders of at least 66 2/3% of the voting power of all outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required for the Stockholders to adopt, amend, alter or repeal the Bylaws. However, Article 5, Section 1 of the Charter provides that no Bylaws adopted by the Stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaw had not been adopted.

We believe that in order to ensure that the will of the Stockholders with respect to this proxy solicitation is upheld, no effect should be given to any provision of or amendment to the Bylaws, unilaterally adopted by the Board after the date we submitted our Nomination Notice to the Company, which was February 8, 2018. We are accordingly proposing a resolution that would repeal any provision of the Bylaws or amendment to the Bylaws that the Board adopted or adopts without the approval of the Stockholders after February 8, 2018 and up to and including the date of the 2018 Annual Meeting, including, without limitation, any amendments the Board has adopted or might adopt without public disclosure in an effort to impede the effectiveness of our nomination of the Nominees, negatively impact our ability to solicit and/or obtain proxies from Stockholders, contravene the will of the Stockholders expressed in those proxies or modify the Company’s corporate governance regime. We are not currently aware of any specific provision of or amendment to the Bylaws that would be repealed by the adoption of the Stockholder Proposal.

It is possible that, to the extent this proposal is lawfully approved, such approval could result in the repeal of yet-to-be adopted Bylaw provisions that are aligned with security holders’ interests. In the event of a legal challenge to this proposal, a court of competent jurisdiction would serve as arbiter. Although adoption of this proposal could have the effect of repealing previously undisclosed Bylaw amendments, including those unrelated to the proposed election of the Nominees, without considering the beneficial nature, if any, of such amendments to the Stockholders, it would not repeal any such amendments that were approved by the Stockholders.

The Stockholder Proposal provides for the adoption of a resolution in the following form:

“RESOLVED, that any provision of the Bylaws of Resolute Energy Corporation as of the date of effectiveness of this resolution that was not included in the Bylaws, effective as of February 8, 2018 and publicly filed with the Securities and Exchange Commission prior to February 8, 2018, be and hereby is repealed.”

WE STRONGLY URGE YOU TO VOTE “FOR” THE STOCKHOLDER PROPOSAL AND TO USE THE GOLD PROXY CARD TO AUTHORIZE A PROXY TO VOTE “FOR” THE REPEAL OF ANY

PROVISION OF OR AMENDMENT TO THE BYLAWS ADOPTED WITHOUT STOCKHOLDER APPROVAL AFTER FEBRUARY 8, 2018 (THE DATE MONARCH SUBMITTED ITS NOMINATION NOTICE TO THE COMPANY), AND UP TO AND INCLUDING THE DATE OF THE 2018 ANNUAL MEETING.

PROPOSAL NO. 3—RATIFICATION OF THE APPOINTMENT OF KPMG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

This proxy statement includes a provisional proposal that the Stockholders vote to ratify the appointment of KPMG as the Company’s independent registered public accounting firm for the 2018 fiscal year. We recommend a vote “FOR” this matter and intend to vote our shares of Common Stock “FOR” this proposal.

Additional information regarding this proposal, if presented at the 2018 Annual Meeting, will be contained in the Company’s proxy statement for the 2018 Annual Meeting.

PROPOSAL NO. 4—ADVISORY VOTE TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

This proxy statement includes a provisional proposal that the Stockholders vote to approve, by a non-binding advisory vote, the compensation paid to the Company’s named executive officers in accordance with the compensation disclosure rules of the SEC. We recommend a vote [“FOR”/“AGAINST”] this matter and intend to vote our shares of Common Stock [“FOR”/“AGAINST”] this proposal.

Additional information regarding this proposal, if presented at the 2018 Annual Meeting, will be contained in the Company’s proxy statement for the 2018 Annual Meeting.

OTHER PROPOSALS

Except as set forth in this proxy statement, we do not know of any other matters to be presented for approval by the Stockholders at the 2018 Annual Meeting. If, however, Monarch learns of any other proposals made at a reasonable time before the 2018 Annual Meeting, Monarch will either supplement this proxy statement and provide Stockholders with an opportunity to vote by proxy directly on such matters, or will not exercise discretionary authority with respect thereto. If other matters are properly presented thereafter, the persons named as proxies in the enclosed GOLD proxy card will vote the shares of Common Stock represented thereby in accordance with their discretion pursuant to the authority granted in the proxy.

ABSENCE OF APPRAISAL RIGHTS

The Company is incorporated in the State of Delaware and, accordingly, is subject to the Delaware General Corporation Law. Under the Delaware General Corporation Law, the Stockholders of the Company are not entitled to appraisal rights with respect to any of the proposals to be acted upon at the 2018 Annual Meeting.

SOLICITATION OF PROXIES

The solicitation of proxies for our Nominees, the Stockholder Proposal and the provisional proposals will be made by Monarch. By virtue of Instruction 3 of Item 4 of Schedule 14A promulgated under the Exchange Act, Monarch and the Nominees are considered participants in the solicitation.

Proxies may be solicited by mail, facsimile, telephone, telegraph, electronic mail, Internet, in person and by advertisements. All written soliciting materials, including any emails or scripts to be used in soliciting proxies, will be filed by Monarch under the cover of Schedule 14A on the date of first use. Solicitations may also be made by certain of the respective partners, directors, officers, members and employees of the members of Monarch, none of whom will, except as described in Annex A attached hereto or elsewhere in this proxy statement, receive additional compensation for such solicitation. The Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as Nominees.

Georgeson has been retained to provide solicitation and advisory services in connection with the 2018 Annual Meeting. Georgeson will receive a fee in an amount up to approximately $150,000 and reimbursement of reasonable out-of-pocket expenses for its services to Monarch in connection with the solicitation. Approximately up to 25 people may be employed by Georgeson to solicit proxies from the Stockholders for the 2018 Annual Meeting. MEH has agreed to indemnify Georgeson in its capacity as solicitation agent against certain liabilities and expenses in connection with the solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of shares of Common Stock held as of the Record Date. Monarch will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

The entire expense of soliciting proxies for the 2018 Annual Meeting incurred by Monarch or on the participants’ behalf is being borne by certain Monarch-affiliated entities. If successful, Monarch may seek reimbursement of these costs from the Company. In the event that Monarch decides to seek reimbursement of its expenses, Monarch does not intend to submit the matter to a vote of the Company’s Stockholders. The Board, which, if the three Nominees are elected, would also consist of five of the incumbent directors of the Company, would be required to evaluate such requested reimbursement consistent with their fiduciary duties to the Company and its Stockholders. Costs related to the solicitation of proxies include expenditures for attorneys, public relations and other advisors, solicitors, printing, advertising, postage, transportation, litigation, and other costs incidental to the solicitation. Monarch anticipates that the total expenses that they will incur in furtherance of, or in connection with, the solicitation of proxies for the 2018 Annual Meeting will be approximately $[1,000,000]. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with any such solicitation. As of the date hereof, Monarch has incurred approximately $[                ] of solicitation expenses.

CERTAIN INFORMATION REGARDING THE PARTICIPANTS

Annex A hereto includes information pertaining to the participants in this solicitation, including, as applicable, the name, present principal occupation or employment, business address, and certain other information with respect to such participants.

Information as to any substantial interest, direct or indirect, by security holdings or otherwise of the participants in this solicitation with respect to the Nomination Proposal or the approval of the Stockholder Proposal is set forth herein. Except as otherwise set forth herein and in Annex A, which is incorporated herein by reference, none of the participants in this solicitation beneficially owns any securities of the Company or has any personal ownership interest, direct or indirect, in any securities of the Company.

During the past ten years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

The Company has disclosed that as of October 31, 2017, there were 22,503,907 shares of Common Stock outstanding according to the Company’s Form 10-Q filed by the Company with the SEC on November 6, 2017. The Company’s proxy statement for the 2018 Annual Meeting (when available) will provide the current number of shares of Common Stock outstanding and entitled to vote at the 2018 Annual Meeting. Each share of Common Stock is entitled to one vote on all matters presented at the 2018 Annual Meeting.

The date of purchase and number of shares of Common Stock purchased are set forth in Annex A to this proxy statement. Set forth in Annex A hereto are transactions in the Company’s securities effected by the participants in this solicitation within the past two years. Other than as disclosed in Annex A, no participant in this solicitation has effected any transaction in securities of the Company in the past two years.

As of the date hereof, each of the Nominees does not own beneficially or of record any securities of the Company and has not entered into any transactions in securities of the Company during the past two years.

As of the date hereof, each of the Nominees does not own beneficially any derivative instruments or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company, and has not entered into any transactions in Derivative Instruments (as defined in the Bylaws) or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company during the past two years.

Other than as set forth in this proxy statement or in Annex A hereto, after reasonable inquiry, no participant in this solicitation, nor any of their respective associates or majority-owned subsidiaries, is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profit, or the giving or withholding of proxies.

Other than as set forth in this proxy statement or in Annex A hereto, after reasonable inquiry, no participant in this solicitation, and no associate of any participant in this solicitation, owns beneficially, directly or indirectly, or of record but not beneficially, any securities of the Company, or any parent or subsidiary of the Company.

Other than as set forth in this proxy statement or in Annex A hereto, no participant in this solicitation and no associate of any participant in this solicitation has had or will have a direct or indirect material interest in any transaction since the beginning of the Company’s last fiscal year or any currently proposed transactions in which the Company was or is to be a participant and the amount involved exceeds $120,000.

Other than as set forth in this proxy statement or in Annex A hereto, there are no material proceedings in which the Nominees or any of their respective associates is a party adverse to the Company or any of its subsidiaries, or material proceedings in which such Nominee or any such associate has a material interest adverse to the Company or any of its subsidiaries.

None of the Nominees has any family relationship with any director or officer, or person nominated to become a director or officer, of the Company or any of its subsidiaries.

None of the Nominees has failed to file reports on a timely basis related to the Company that are required by Section 16(a) of the Exchange Act.

None of the Nominees has been involved in any legal proceedings during the past ten years that would be required to be disclosed under Item 401(f) of Regulation S-K promulgated under the Exchange Act and that are material to an evaluation of the ability or integrity of any such nominee to become a director of the Company.

None of the Nominees is a current or former officer of the Company and none of the Nominees was an employee of the Company during the fiscal year ended December 31, 2017. During such fiscal year, no executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity of which any Nominee was an executive officer. There exist no interlocking relationships that would have required disclosure under Item 407(e)(4) of Regulation S-K, had the Nominees been directors of the Company.

CERTAIN ADDITIONAL INFORMATION

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple Stockholders in your household. We will promptly deliver a separate copy of the document to you if you write or call our proxy solicitor, Georgeson LLC, 1290 Avenue of the Americas, 9th Floor, New York, NY 10104. Stockholders may call toll-free at 866-482-5136. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

This proxy statement is dated [            ], 2018. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, and the mailing of this proxy statement to Stockholders shall not create any implication to the contrary.

You are advised to read this proxy statement and other relevant documents when they become available because they will contain important information. You may obtain a free copy of this proxy statement and other relevant documents that we file with the SEC at the SEC’s website at www.sec.gov or by contacting Georgeson at the address and phone number indicated above.

Please refer to the Company’s proxy statement (when it becomes available) for the 2018 Annual Meeting and annual report filed with the SEC for certain additional information and disclosure required to be made by the Company in connection with the 2018 Annual Meeting and in accordance with applicable law.

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES OF COMMON STOCK YOU OWN. WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED GOLD PROXY CARD TODAY TO VOTE “FOR” THE ELECTION OF OUR NOMINEES AND “FOR” THE REPEAL OF ANY PROVISION OF OR AMENDMENT TO THE BYLAWS ADOPTED WITHOUT STOCKHOLDER APPROVAL AFTER FEBRUARY 8, 2018 (THE DATE MONARCH SUBMITTED ITS NOMINATION NOTICE TO THE COMPANY), AND UP TO AND INCLUDING THE DATE OF THE 2018 ANNUAL MEETING.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE 2018 ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14a-5(c) UNDER THE EXCHANGE ACT. THIS INFORMATION AND DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CERTAIN BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING ALL MATTERS REQUIRING THE APPROVAL OF STOCKHOLDERS, INCLUDING THE ELECTION OF DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES OF COMMON STOCK AND THE OWNERSHIP OF THE SHARES OF COMMON STOCK BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION CONCERNING THE COMPANY’S PROCEDURES FOR NOMINATING DIRECTORS, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION ON HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND THE 2018 ANNUAL MEETING AND VOTE IN PERSON AND PROCEDURES FOR SUBMITTING PROPOSALS FOR INCLUSION IN THE COMPANY’S PROXY STATEMENT AT THE NEXT ANNUAL MEETING. INFORMATION CONCERNING THE DATE BY WHICH PROPOSALS OF SECURITY HOLDERS INTENDED TO BE PRESENTED AT THE NEXT ANNUAL MEETING OF STOCKHOLDERS MUST BE RECEIVED BY THE COMPANY FOR INCLUSION IN THE COMPANY’S PROXY STATEMENT AND FORM OF PROXY FOR THAT MEETING IS ALSO EXPECTED TO BE CONTAINED IN THE COMPANY’S PROXY STATEMENT. THIS INFORMATION IS EXPECTED TO BE CONTAINED IN THE COMPANY’S PUBLIC FILINGS AND STOCKHOLDERS

SHOULD REFER TO THE COMPANY’S PROXY STATEMENT FOR THE 2018 ANNUAL MEETING WHEN IT BECOMES AVAILABLE AND ITS OTHER PUBLIC FILINGS IN ORDER TO REVIEW THIS DISCLOSURE. THE INFORMATION CONCERNING THE COMPANY CONTAINED IN THIS PROXY STATEMENT HAS BEEN TAKEN FROM, OR IS BASED UPON, PUBLICLY AVAILABLE DOCUMENTS ON FILE WITH THE SEC AND OTHER PUBLICLY AVAILABLE INFORMATION. ALTHOUGH WE HAVE NO KNOWLEDGE THAT WOULD INDICATE THAT STATEMENTS RELATING TO THE COMPANY CONTAINED IN THIS PROXY STATEMENT IN RELIANCE UPON PUBLICLY AVAILABLE INFORMATION ARE INACCURATE OR INCOMPLETE, TO DATE WE HAVE NOT HAD ACCESS TO THE BOOKS AND RECORDS OF THE COMPANY, WERE NOT INVOLVED IN THE PREPARATION OF SUCH INFORMATION AND STATEMENTS AND ARE NOT IN A POSITION TO VERIFY SUCH INFORMATION AND STATEMENTS. ALL INFORMATION RELATING TO ANY PERSON OTHER THAN THE PARTICIPANTS IS GIVEN ONLY TO OUR KNOWLEDGE.

If Monarch elects to send this proxy statement to Stockholders before the Company makes its proxy statement for the 2018 Annual Meeting available to Stockholders, Monarch may, to the extent necessary, amend this proxy statement and disseminate a supplement thereto once the Company’s proxy statement is so made available.

[            ], 2018

Thank you for your consideration and support.

Patrick Bartels

Joseph Citarrella

Samuel Langford

Monarch Energy Holdings LLC

MOF Management LLC

Monarch Debt Recovery Master Fund Ltd

Monarch Alternative Capital LP

MDRA GP LP

Monarch GP LLC

ANNEX A

INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION

Monarch Energy Holdings LLC (“MEH”), MOF Management LLC (“MOF”), Monarch Debt Recovery Master Fund Ltd (“MDRF”), Monarch Alternative Capital LP (“MAC”), MDRA GP LP (“MDRA GP”), Monarch GP LLC (“Monarch GP” and, together with MEH, MOF, MDRF, MAC, and MDRA GP, “Monarch”), Patrick Bartels, Joseph Citarrella and Samuel Langford are “participants” under U.S. Securities and Exchange Commission (the “SEC”) rules in this solicitation. Information regarding the participants in the solicitation is set forth below.

As of the close of business on March 9, 2018, each of MEH and MDRF is the direct beneficial owner of 100 shares of Common Stock of Resolute, all of which are held in record name by MEH and MDRF, respectively. As of the close of business on March 9, 2018, Monarch and certain of its affiliates beneficially own in the aggregate 2,193,400 shares of Common Stock, representing approximately 9.75% of the outstanding shares of Common Stock. This Annex A provides the current ownership information of Monarch and certain of its affiliates (collectively, the “Funds”) with respect to the securities of the Company. Monarch, the Funds and the Nominees are hereinafter collectively referred to as the “participants.”

This Annex A sets forth, with respect to all securities of the Company purchased or sold by a participant within the past two (2) years, the date on which they were purchased or sold and the amount purchased or sold on such date. Each of the Funds used its own investment capital to purchase all of such securities listed therein as purchased by it. All of such securities were purchased through margin accounts and such purchases were made in the ordinary course of business and are maintained with Goldman, Sachs & Co. (“Goldman”), which has extended margin credit to the Funds in amounts from time to time required to open or carry the aggregate positions (including positions in the shares of Common Stock) in such margin accounts, subject to applicable Federal margin regulations, stock exchange rules and Goldman’s credit policies. The aggregate positions held in such margin accounts (including the shares of Common Stock and the securities of other issuers) are pledged as collateral security for the extension of credit that may be used for future purchases of securities or to borrow securities for the purpose of hedging. Except as described in the preceding sentence, the Shares are neither subject to margin credit nor pledged. The shares of Common Stock held of record by each of MEH and MDRF are not held in the margin account described above. MEH received 100 shares of Common Stock as a contribution to its capital from its members.

Except as described herein or in the proxy statement, no participant in this solicitation beneficially owns any securities of the Company or has any personal ownership interest, direct or indirect, in any securities of the Company. This Annex A includes (i) the name and business address of each of the participants and (ii) the class and number of securities of the Company which are owned beneficially, directly or indirectly, by each of the participants or any of their respective affiliates or associates (the associates, as defined in Rule 14a-1 of the Exchange Act, are hereinafter collectively referred to as the “participant associates”). Except for the Funds, who are collectively the beneficial owners of the shares of Common Stock, and except for MEH and MDRF, each of which is the record owner of 100 shares of Common Stock, none of the participants or, to the best knowledge of the participants, the participant associates is the record owner of shares of Common Stock. Except as set forth in this Annex A, none of the participants or, to the best knowledge of the participants, the participant associates owns any securities of the Company other than shares of Common Stock. None of the participants beneficially owns, directly or indirectly, any securities of any parent or subsidiary of the Company.

As of the close of business on March 9, 2018, the amount of each class of securities of the Company which each of the participants in this solicitation own beneficially, directly or indirectly (including the 100 shares of Common Stock owned of record by each of MEH and MDRF), along with the business address of each, is set forth below:

Name and Address of Participants and Participant Associates	Number of Shares Owned Beneficially or of Record and Nature of such Ownership (Percent of Class)
Monarch Energy Holdings LLC c/o Monarch Alternative Capital LP 535 Madison Avenue 26th Floor New York, New York 10022	100 (<0.01%) (1)

MOF Management LLC c/o Monarch Alternative Capital LP 535 Madison Avenue 26th Floor New York, New York 10022	100 (<0.01%) (1)

Monarch Debt Recovery Master Fund Ltd c/o Walkers Corporate Limited Cayman Corporate Centre, 27 Hospital Road George Town, Grand Cayman, KY1-9008, Cayman Islands	100 (<0.01%) (1) (2)

Monarch Alternative Capital LP c/o Monarch Alternative Capital LP 535 Madison Avenue 26th Floor New York, New York 10022	2,193,400 (9.75%) (1)(3)

MDRA GP LP c/o Monarch Alternative Capital LP 535 Madison Avenue 26th Floor New York, New York 10022	2,193,400 (9.75%) (1)

Monarch GP LLC c/o Monarch Alternative Capital LP 535 Madison Avenue 26th Floor New York, New York 10022	2,193,400 (9.75%) (1)

Patrick Bartels Monarch Alternative Capital LP 535 Madison Avenue 26th Floor New York, New York 10022	-0- (0%)

Joseph Citarrella Monarch Alternative Capital LP 535 Madison Avenue 26th Floor New York, New York 10022	-0- (0%)

Samuel Langford 17972 S. 25th East Avenue Mounds, Oklahoma 74047	-0- (0%)

(1)	The percentages were calculated on the basis that 22,503,907 shares of Common Stock were outstanding as of October 31, 2017, as reported by the Company on its Form 10-Q filed with the SEC on November 6, 2017.
(2)	MDRF is the record holder of 100 shares of Common Stock.
(3)	MAC is the investment manager to each of the Funds and the manager of MOF Management LLC, which is the manager of MEH, and as such may be deemed the beneficial owner of the shares held for their respective accounts by virtue of the authority granted to it by the Funds and by MEH to vote and to dispose of securities held by the Funds and by MEH, respectively.

Except as set forth herein, none of the participants is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profits, division of losses or profits, or the giving or withholding of proxies. Each of the Funds is a party to an Investment Management Agreement with MAC pursuant to which MAC is responsible for the investment and management of the applicable Fund’s assets.

No participant or, to the best knowledge of the participants, participant associate has, during the past ten (10) years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

No participant or, to the best knowledge of the participants, no participant associate or member of any of the foregoing’s immediate family is either a party to any transaction or series of transactions, whether indebtedness transactions or otherwise, since the beginning of the Company’s last fiscal year or has knowledge of any currently proposed transaction or series of proposed transactions, (i) to which the Company or any of its affiliates was or is to be a party, (ii) in which the amount involved exceeds $120,000, and (iii) in which any participant, participant associate or any member of his or her immediate family has, or will have, a direct or indirect material interest.

No participant or, to the best knowledge of the participants, participant associate has entered into any agreement or has any arrangement or understanding with any person respecting any future employment with the Company or any of its affiliates or respecting any future transactions to which the Company or any of its affiliates will or may be a party.

No participant or, to the best knowledge of the participants, participant associate has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter known by the participants or the participant associates to be acted upon at the 2018 Annual Meeting other than (i) by reason of their ownership of shares of Common Stock, (ii) the interest of each Nominee in being elected to serve as a director of the Company, and (iii) as otherwise set forth in this proxy statement.

There are no material proceedings to which any participant or, to the best knowledge of the participants, any participant associate is a party adverse to the Company or any of its subsidiaries, or in which any of the participants or, to the best knowledge of the participants, participant associates has a material interest adverse to the Company or any of its subsidiaries.

PERSONS MAKING THE SOLICITATION AND OTHER PARTICIPANTS:

The name, principal business address (see above chart) and principal occupation or employment of Monarch and the other participants in this solicitation are set forth in this Annex A.

MONARCH ALTERNATIVE CAPITAL LP

MAC is organized as a limited partnership under the laws of the State of Delaware and is the investment manager of each of the Funds, including MDRF. The principal business of MAC is to serve as investment advisor to, and to control the investment activities of, certain private investment funds and managed accounts, including the Funds and MDRF. In connection with its engagement as investment manager of the Funds and MDRF, each of the Funds and MDRF has agreed to indemnify MAC against certain losses, liabilities, costs and expenses incurred in connection with such engagement, which includes MAC’s acting for the Funds and MDRF in respect of the Company and the Funds’ and MDRF’s interests therein.

MDRA GP LP

The principal business of MDRA GP is to serve as general partner of MAC. MDRA GP is a Delaware limited partnership.

MONARCH GP LLC

The principal business of Monarch GP is to serve as general partner of MDRA GP. Monarch GP is a Delaware limited liability company.

MOF MANAGEMENT LLC

The principal business of MOF is to serve as the manager of MEH. MOF is a Delaware limited liability company.

MONARCH ENERGY HOLDINGS LLC

The principal business of MEH is holding certain shares of Common Stock. MEH is a Delaware limited liability company. The ultimate owners of MEH are the Funds.

MONARCH DEBT RECOVERY MASTER FUND LTD

The principal business of MDRF is to invest and trade in securities and make other investments. MDRF is a Cayman Islands exempted company.

PATRICK BARTELS

Patrick Bartels, a United States Citizen, is a Managing Principal of MAC.

JOSEPH CITARRELLA

Joseph Citarrella, a United States Citizen, is a Managing Principal of MAC.

SAMUEL LANGFORD

Samuel Langford, a United States Citizen, is a Principal at Langford Upstream Advisory LLC and a Consulting Advisor at Silverpoint Capital.

TRANSACTIONS IN THE SECURITIES OF THE COMPANY

The following tables set forth information with respect to all purchases and sales of securities of the Company by the Funds during the past two years. As of the date of this Proxy Statement, no other participant has purchased or sold securities of the Company within such time period. Unless otherwise indicated, the price of the listed transactions are provided in United States Dollars.

Trade Date	Transaction Type	Symbol	Quantity	Price ($)
5/10/2016	Buy	RESO ENERGY 8.5% 5/1/20	3,500,000.00	39.25
5/13/2016	Buy	RESO ENERGY 8.5% 5/1/20	2,000,000.00	40.13
5/23/2016	Buy	RESO ENERGY 8.5% 5/1/20	21,000,000.00	45.25
7/8/2016	Sell	RESO ENERGY 8.5% 5/1/20	3,000,000.00	70.00
7/8/2016	Buy	RESO ENERGY 8.5% 5/1/20	3,000,000.00	64.75
7/8/2016	Buy	RESOLUTE ENERGY (REN US)	58,700.00	3.59
7/11/2016	Buy	RESOLUTE ENERGY (REN US)	25,374.00	4.42
7/12/2016	Buy	RESO ENERGY 8.5% 5/1/20	1,000,000.00	75.00
7/13/2016	Buy	RESO ENERGY 8.5% 5/1/20	380,000.00	75.00
7/22/2016	Buy	RESO ENERGY 8.5% 5/1/20	1,000,000.00	78.00
7/22/2016	Buy	RESO ENERGY 8.5% 5/1/20	5,000,000.00	78.00
8/9/2016	Sell	RESO ENERGY 8.5% 5/1/20	2,000,000.00	83.00
8/9/2016	Sell	RESO ENERGY 8.5% 5/1/20	5,000,000.00	85.38
8/10/2016	Sell	RESO ENERGY 8.5% 5/1/20	4,500,000.00	86.00
8/10/2016	Buy	RESOLUTE ENERGY (REN US)	200,000.00	10.18
8/11/2016	Sell	RESO ENERGY 8.5% 5/1/20	3,000,000.00	88.50
8/12/2016	Buy	RESOLUTE ENERGY (REN US)	215,926.00	14.19
8/15/2016	Buy	RESOLUTE ENERGY (REN US)	40,862.00	16.05
8/16/2016	Sell	RESO ENERGY 8.5% 5/1/20	2,000,000.00	91.00
8/16/2016	Sell	RESO ENERGY 8.5% 5/1/20	1,500,000.00	91.75
8/16/2016	Sell	RESO ENERGY 8.5% 5/1/20	5,000,000.00	92.13
9/8/2016	Sell	RESO ENERGY 8.5% 5/1/20	2,000,000.00	91.88
9/19/2016	Sell	RESO ENERGY 8.5% 5/1/20	13,798,000.00	92.00
9/19/2016	Buy	RESO ENERGY 8.5% 5/1/20	3,000,000.00	90.25
9/22/2016	Sell	RESO ENERGY 8.5% 5/1/20	1,750,000.00	93.00
9/22/2016	Sell	RESO ENERGY 8.5% 5/1/20	2,500,000.00	93.00
10/5/2016	Sell	RESO ENERGY 8.5% 5/1/20	2,000,000.00	99.25
10/5/2016	Buy	RESOLUTE ENERGY (REN US)	58,881.00	29.88
10/6/2016	Sell	RESO ENERGY 8.5% 5/1/20	4,000,000.00	99.50
10/6/2016	Buy	RESOLUTE ENERGY (REN US)	100,257.00	29.95
10/20/2016	Sell	RESO ENERGY 8.5% 5/1/20	995,000.00	99.50
10/20/2016	Sell	RESO ENERGY 8.5% 5/1/20	1,000,000.00	99.75
10/24/2016	Sell	RESO ENERGY 8.5% 5/1/20	13,772,000.00	99.75
10/27/2016	Sell	RESO ENERGY 8.5% 5/1/20	5,000,000.00	99.75
10/28/2016	Sell	RESO ENERGY 8.5% 5/1/20	10,000,000.00	99.75
11/7/2016	Buy	RESO ENERGY 8.5% 5/1/20	2,000,000.00	96.13
11/9/2016	Sell	RESO ENERGY 8.5% 5/1/20	2,000,000.00	98.50
11/10/2016	Buy	RESO ENERGY 8.5% 5/1/20	1,125,000.00	98.50
11/11/2016	Buy	RESOLUTE ENERGY (REN US)	25,000.00	25.27
11/21/2016	Sell	RESO ENERGY 8.5% 5/1/20	3,608,000.00	99.75
11/21/2016	Sell	RESO ENERGY 8.5% 5/1/20	2,000,000.00	99.75
11/30/2016	Sell	RESO ENERGY 8.5% 5/1/20	15,000,000.00	100.25
11/30/2016	Sell	RESO ENERGY 8.5% 5/1/20	5,000,000.00	100.25

Trade Date	Transaction Type	Symbol	Quantity	Price ($)
11/30/2016	Sell	RESO ENERGY 8.5% 5/1/20	3,000,000.00	100.25
11/30/2016	Sell	RESO ENERGY 8.5% 5/1/20	5,000,000.00	100.25
1/5/2017	Sell	RESOLUTE ENERGY (REN US)	2,580.00	43.16
1/11/2017	Sell	RESOLUTE ENERGY (REN US)	50,000.00	42.03
1/12/2017	Sell	RESOLUTE ENERGY (REN US)	1,075.00	43.00
1/13/2017	Sell	RESOLUTE ENERGY (REN US)	50,000.00	42.39
1/23/2017	Short	REN 6/16/17 C50	26.00	4.60
1/24/2017	Short	REN 6/16/17 C50	629.00	4.50
1/25/2017	Short	REN 6/16/17 C50	62.00	4.80
1/26/2017	Short	REN 6/16/17 C50	29.00	5.00
1/27/2017	Short	REN 6/16/17 C50	250.00	5.00
2/3/2017	Short	REN 9/15/17 C50	100.00	6.50
2/9/2017	Short	REN 9/15/17 C50	179.00	6.50
2/10/2017	Short	REN 9/15/17 C50	250.00	7.00
2/21/2017	Short	REN 9/15/17 C50	721.00	5.37
2/22/2017	Short	REN 9/15/17 C50	250.00	5.40
2/23/2017	Short	REN 9/15/17 C50	100.00	5.90
2/24/2017	Short	REN 9/15/17 C50	1.00	5.90
3/1/2017	Short	REN US 09/15/17 C55	208.00	4.75
3/8/2017	Cover Short	REN 6/16/17 C50	996.00	1.34
3/14/2017	Buy	RESOLUTE ENERGY (REN US)	20,302.00	34.30
3/24/2017	Buy	RESOLUTE ENERGY (REN US)	24,000.00	37.10
3/27/2017	Buy	RESOLUTE ENERGY (REN US)	25,000.00	35.35
4/27/2017	Buy	RESOLUTE ENERGY (REN US)	35,353.00	37.30
4/28/2017	Buy	RESOLUTE ENERGY (REN US)	20,000.00	37.98
5/1/2017	Buy	RESOLUTE ENERGY (REN US)	31,500.00	37.47
5/2/2017	Buy	RESOLUTE ENERGY (REN US)	66,708.00	38.12
5/4/2017	Cover Short	REN 9/15/17 C50	500.00	1.00
5/4/2017	Buy	RESOLUTE ENERGY (REN US)	10,000.00	35.62
5/4/2017	Buy	RESOLUTE ENERGY (REN US)	80,000.00	35.07
5/8/2017	Buy	RESOLUTE ENERGY (REN US)	25,000.00	38.41
5/9/2017	Buy	RESOLUTE ENERGY (REN US)	12,900.00	39.52
5/12/2017	Buy	RESOLUTE ENERGY (REN US)	20,000.00	40.68
5/18/2017	Buy	RESOLUTE ENERGY (REN US)	10,332.00	39.61
5/24/2017	Buy	RESOLUTE ENERGY (REN US)	3,000.00	40.66
5/25/2017	Buy	RESOLUTE ENERGY (REN US)	23,600.00	39.97
6/8/2017	Buy	RESO ENERGY 8.5% 5/1/20	6,250,000.00	99.00
6/8/2017	Sell	RESO ENERGY 8.5% 5/1/20	1,500,000.00	99.75
6/15/2017	Buy	RESOLUTE ENERGY (REN US)	20,000.00	32.32
6/16/2017	Buy	RESOLUTE ENERGY (REN US)	40,000.00	30.74
6/19/2017	Buy	RESOLUTE ENERGY (REN US)	53,600.00	30.53
6/21/2017	Buy	RESOLUTE ENERGY (REN US)	50,000.00	29.09
6/21/2017	Sell	RESO ENERGY 8.5% 5/1/20	4,750,000.00	99.75
6/21/2017	Cover Short	REN 9/15/17 C50	390.00	0.25
6/22/2017	Buy	RESOLUTE ENERGY (REN US)	120,000.00	28.62
6/22/2017	Cover Short	REN 9/15/17 C50	711.00	0.25
6/23/2017	Buy	RESOLUTE ENERGY (REN US)	25,409.00	27.77
6/27/2017	Buy	RESOLUTE ENERGY (REN US)	10,000.00	28.99
6/28/2017	Buy	RESOLUTE ENERGY (REN US)	15,000.00	28.69
7/7/2017	Buy	RESOLUTE ENERGY (REN US)	25,000.00	27.96

Trade Date	Transaction Type	Symbol	Quantity	Price ($)
7/10/2017	Buy	RESOLUTE ENERGY (REN US)	200.00	27.72
7/17/2017	Buy	RESOLUTE ENERGY (REN US)	6,600.00	31.35
7/17/2017	Cover Short	REN US 09/15/17 C55	208.00	0.15
7/31/2017	Buy	RESOLUTE ENERGY (REN US)	30,000.00	33.44
8/2/2017	Buy	RESOLUTE ENERGY (REN US)	15,000.00	31.71
8/3/2017	Buy	RESOLUTE ENERGY (REN US)	19,451.00	30.42
8/4/2017	Buy	RESOLUTE ENERGY (REN US)	10,000.00	29.64
8/8/2017	Buy	RESOLUTE ENERGY (REN US)	15,000.00	28.04
8/10/2017	Buy	RESOLUTE ENERGY (REN US)	5,000.00	28.29
8/15/2017	Buy	RESOLUTE ENERGY (REN US)	10,000.00	26.93
9/5/2017	Buy	RESOLUTE ENERGY (REN US)	67,000.00	27.52
9/7/2017	Buy	RESOLUTE ENERGY (REN US)	60,000.00	25.47
9/8/2017	Buy	RESOLUTE ENERGY (REN US)	50,000.00	24.60
9/11/2017	Buy	RESOLUTE ENERGY (REN US)	30,000.00	24.28
9/13/2017	Buy	RESOLUTE ENERGY (REN US)	10,000.00	27.50
9/15/2017	Buy	RESOLUTE ENERGY (REN US)	100,000.00	29.71
10/2/2017	Buy	RESOLUTE ENERGY (REN US)	700.00	28.14
10/6/2017	Buy	RESOLUTE ENERGY (REN US)	4,340.00	28.79
11/14/2017	Buy	RESOLUTE ENERGY (REN US)	25,000.00	27.48
11/17/2017	Buy	RESOLUTE ENERGY (REN US)	5,804.00	27.48
11/20/2017	Buy	RESOLUTE ENERGY (REN US)	50,000.00	27.71
11/21/2017	Buy	RESOLUTE ENERGY (REN US)	40,000.00	28.29
11/22/2017	Buy	RESOLUTE ENERGY (REN US)	18,818.00	28.94
11/27/2017	Buy	RESOLUTE ENERGY (REN US)	39,038.00	27.61
1/19/2018	Buy	RESOLUTE ENERGY (REN US)	13,400.00	33.49
1/23/2018	Buy	RESOLUTE ENERGY (REN US)	60,000.00	36.00
2/7/2018	Buy	RESOLUTE ENERGY (REN US)	120,000.00	34.20

Certain Transactions by Nominees

Patrick Bartels has had no transactions with respect to the Company’s securities during the past two years.

Joseph Citarrella has had no transactions with respect to the Company’s securities during the past two years.

Samuel Langford has had no transactions with respect to the Company’s securities during the past two years.

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION EVERY STOCKHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours Please detach at perforation before mailing. RESOLUTE ENERGY CORPORATION ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [🌑] THIS PROXY SOLICITATION IS BEING MADE BY MONARCH ENERGY HOLDINGS LLC (“MEH”), MOF MANAGEMENT LLC (“MOF”), MONARCH DEBT RECOVERY MASTER FUND LTD (“MDRF”), MONARCH ALTERNATIVE CAPITAL LP (“MAC”), MDRA GP LP (“MDRA GP”), MONARCH GP LLC (“MONARCH GP”, AND TOGETHER WITH MEH, MOF, MDRF, MAC, MDRA GP AND MONARCH GP, “MONARCH”), TOGETHER WITH PATRICK BARTELS, JOSEPH CITARRELLA AND SAMUEL LANGFORD (COLLECTIVELY,    THE “NOMINEES”) THE BOARD OF DIRECTORS OF RESOLUTE ENERGY CORPORATION IS NOT SOLICITING THIS PROXY The undersigned hereby appoint(s)     and     as proxies, and hereby authorizes them to represent and to vote, as designated herein, all of the shares of common stock of Resolute Energy Corporation (the “Company”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on     , 2018 at     .m.     daylight time at     , located at     , and at any adjournment or postponement thereof (the “Annual Meeting”). IF THIS PROXY IS SIGNED AND RETURNED, IT WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF YOU VALIDLY EXECUTE AND RETURN THIS PROXY CARD WITHOUT INDICATING YOUR VOTE ON ONE OR MORE OF THE FOLLOWING PROPOSALS, MONARCH WILL EXERCISE ITS DISCRETION TO CAUSE YOUR PROXY TO BE VOTED “FOR ALL” NOMINEES NAMED IN PROPOSAL 1 AND “FOR” PROPOSAL 2;      PROPOSAL 3; AND      PROPOSAL 4. THE PROXIES WILL ALSO VOTE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE ANNUAL MEETING AS MONARCH MAY RECOMMEND OR OTHERWISE IN THE PROXIES’ DISCRETION. THIS GOLD PROXY WILL REVOKE ANY PREVIOUSLY EXECUTED PROXY WITH RESPECT TO ALL PROPOSALS. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.    ☐

PLEASE MARK, SIGN, DATE AND RETURN THE GOLD PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to Be Held on [🌑]. Monarch’s Proxy Statement and this GOLD Proxy Card are available at: https://www.proxy-direct.com/ IF YOU VOTE BY TELEPHONE OR INTERNET, YOU NEED NOT RETURN THIS GOLD PROXY CARD Please detach at perforation before mailing. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    X FOR    WITHHOLD    FOR ALL ALL    ALL    EXCEPT A     Proposals WE RECOMMEND A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1 BELOW. 1.    Election of three Class III directors, each for a term expiring at the Company’s 2021 Annual Meeting of Stockholders. 01. Patrick Bartels02.Joseph Citarrella03.Samuel Langford☐ ☐ ☐ INSTRUCTIONS: To withhold authority to vote for any individual director nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) on the following line.      WE RECOMMEND A VOTE “FOR” PROPOSAL 2    FOR    AGAINST    ABSTAIN 2. Repeal certain provisions of or amendments to the Bylaws adopted since February 8, 2018. ☐ ☐ ☐ WE RECOMMEND A VOTE “    ” PROPOSALS 3 AND 4 BELOW. 3. The Company’s proposal to ratify the appointment of KPMG as the Company’s independent registered public    accounting firm for the 2018 fiscal year. 4. The Company’s proposal to approve the compensation paid to the Company’s named executive officers. B    Authorized Signatures — This section must be completed for your vote to be counted — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title. Date (mm/dd/yyyy) — Please print date below    Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box 608999900109999999999
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